Exhibit 99.2
Unaudited Financial Information Recast for Changes in the Segments

	2024
(in millions)	Q1	Q2	Q3	Q4	Total
Optical Communications (1)
Net Sales	$930	$1,113	$1,246	$1,368	$4,657
Less:
Research, development and engineering expenses (2)	65	66	71	72	274
Depreciation (3)	66	66	69	66	267
Other segment items (4)	671	797	882	980	3,330
Income tax provision (5)	28	41	49	56	174
Segment net income	$100	$143	$175	$194	$612
Display (1)
Net Sales	$872	$1,014	$1,015	$971	$3,872
Less:
Research, development and engineering expenses (2)	26	28	29	27	110
Depreciation (3)	116	110	110	110	446
Other segment items (4)	476	550	516	505	2,047
Income tax provision (5)	53	68	75	67	263
Segment net income	$201	$258	$285	$262	$1,006
Specialty Materials (1)
Net Sales	$454	$501	$548	$515	$2,018
Less:
Research, development and engineering expenses (2)	60	57	69	67	253
Depreciation (3)	36	40	39	38	153
Other segment items (4)	303	324	348	308	1,283
Income tax provision (5)	11	17	20	21	69
Segment net income	$44	$63	$72	$81	$260
Automotive
Net Sales	$491	$479	$430	$446	$1,846
Less:
Research, development and engineering expenses (2)	38	41	43	41	163
Depreciation (3)	43	44	44	43	174
Other segment items (4)	311	304	278	285	1,178
Income tax provision (5)	21	19	14	16	70
Segment net income	$78	$71	$51	$61	$261
Life Sciences (1)
Net Sales	$236	$249	$244	$250	$979
Less:
Research, development and engineering expenses (2)	6	6	5	5	22
Depreciation (3)	17	17	17	16	67
Other segment items (4)	196	205	203	206	810
Income tax provision (5)	4	4	4	5	17
Segment net income	$13	$17	$15	$18	$63
Hemlock and Emerging Growth Businesses
Net Sales	$275	$248	$250	$324	$1,097
Less:
Research, development and engineering expenses (2)	21	24	31	29	105
Depreciation (3)	27	28	29	28	112
Other segment items (4)	202	190	173	250	815
Income tax provision (5)	8	3	5	7	23
Segment net income	$17	$3	$12	$10	$42

(1)	There were no changes to the historical financial information for this segment.
(2)	Research, development and engineering expenses include direct project spending that is identifiable to a segment.
(3)	Depreciation expense includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(4)	Other segment items for each reportable segment primarily includes the cost of material, salaries, wages and benefits, including variable compensation, and selling, general and administrative expenses.
(5)	Income tax provision reflects a tax rate of 21%.

Unaudited Financial Information Recast for Changes in the Segments

	2023
(in millions)	Q1	Q2	Q3	Q4	Total
Optical Communications (1)
Net Sales	$1,125	$1,066	$918	$903	$4,012
Less:
Research, development and engineering expenses (2)	60	56	60	62	238
Depreciation (3)	66	64	65	68	263
Other segment items (4)	797	768	678	660	2,903
Income tax provision (5)	43	38	24	25	130
Segment net income	$159	$140	$91	$88	$478
Display (1)
Net Sales	$763	$928	$972	$869	$3,532
Less:
Research, development and engineering expenses (2)	23	24	26	29	102
Depreciation (3)	123	120	119	119	481
Other segment items (4)	415	521	521	430	1,887
Income tax provision (5)	42	55	64	59	220
Segment net income	$160	$208	$242	$232	$842
Specialty Materials (1)
Net Sales	$406	$423	$563	$473	$1,865
Less:
Research, development and engineering expenses (2)	53	57	62	57	229
Depreciation (3)	35	39	37	38	149
Other segment items (4)	269	285	373	305	1,232
Income tax provision (5)	10	9	19	15	53
Segment net income	$39	$33	$72	$58	$202
Automotive
Net Sales	$460	$489	$481	$463	$1,893
Less:
Research, development and engineering expenses (2)	38	36	41	42	157
Depreciation (3)	41	40	42	41	164
Other segment items (4)	304	300	303	298	1,205
Income tax provision (5)	16	24	20	17	77
Segment net income	$61	$89	$75	$65	$290
Life Sciences (1)
Net Sales	$256	$231	$230	$242	$959
Less:
Research, development and engineering expenses (2)	10	8	7	8	33
Depreciation (3)	17	17	18	17	69
Other segment items (4)	218	192	188	196	794
Income tax provision (5)	2	3	4	4	13
Segment net income	$9	$11	$13	$17	$50
Hemlock and Emerging Growth Businesses
Net Sales	$357	$345	$295	$322	$1,319
Less:
Research, development and engineering expenses (2)	25	28	26	25	104
Depreciation (3)	25	27	27	30	109
Other segment items (4)	255	231	217	244	947
Income tax provision (5)	15	15	9	9	48
Segment net income	$37	$44	$16	$14	$111

(1)	There were no changes to the historical financial information for this segment.
(2)	Research, development and engineering expenses include direct project spending that is identifiable to a segment.
(3)	Depreciation expense includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(4)	Other segment items for each reportable segment primarily includes the cost of material, salaries, wages and benefits, including variable compensation, and selling, general and administrative expenses.
(5)	Income tax provision reflects a tax rate of 21%.

Unaudited Financial Information Recast for Changes in the Segments

The following table presents selected financial information about the Company's product lines and reportable segments (in millions):

	Year ended December 31,
Revenue from external customers	2024	2023

Optical Communications
Carrier network	$2,678	$2,686
Enterprise network	1,979	1,326
Total Optical Communications	4,657	4,012

Display	3,872	3,532

Specialty Materials
Corning® Gorilla® Glass	1,224	1,136
Advanced optics and other specialty glass	794	729
Total Specialty Materials	2,018	1,865

Automotive
Auto, Glass and Other	1,279	1,250
Diesel	567	643
Total Automotive	1,846	1,893

Life Sciences
Labware	490	487
Cell culture products	489	472
Total Life Sciences	979	959

Hemlock and Emerging Growth Businesses
Polycrystalline Silicon	865	1,014
Other	232	305
Total Hemlock and Emerging Growth Businesses	1,097	1,319

Net sales of reportable segments	13,372	12,261
Net sales of Hemlock and Emerging Growth Businesses	1,097	1,319
Impact of constant currency reporting (1)	(1,309)	(992)
Impairment of upfront fees to a customer (2)	(42)
Consolidated net sales	$13,118	$12,588

(1)	This amount primarily represents the impact of foreign currency adjustments in the Display segment.
(2)	Amount represents non-cash charges to write-down upfront payments made to a customer.

Unaudited Financial Information Recast for Changes in the Segments

(in millions)	Optical Communications	Display	Specialty Materials	Automotive	Life Sciences	Hemlock and Emerging Growth Businesses	Total
For the year ended December 31, 2024
Investment in affiliated companies, at equity	$4	$90	$15	$—	$—	$181	$290
Segment assets (1)	$3,506	$6,596	$2,489	$2,366	$800	$1,869	$17,626
Capital expenditures	$193	$256	$107	$65	$15	$161	$797
For the year ended December 31, 2023
Investment in affiliated companies, at equity	$3	$105	$11	$—	$3	$174	$296
Segment assets (1)	$3,241	$7,899	$2,476	$2,480	$782	$1,700	$18,578
Capital expenditures	$176	$363	$175	$79	$41	$255	$1,089

(1)	Segment assets include inventory, accounts receivable, property, plant and equipment, net of accumulated depreciation, and associated equity companies.

Unaudited Financial Information Recast for Changes in the Segments

The following tables present a reconciliation of net sales of reportable segments to consolidated net sales and net income of reportable segments to consolidated net income (loss) (in millions):

	2024
	Q1	Q2	Q3	Q4	Total
Net sales of reportable segments	$2,983	$3,356	$3,483	$3,550	$13,372
Net sales of Hemlock and Emerging Growth Businesses	275	248	250	324	1,097
Impact of constant currency reporting (1)	(283)	(353)	(342)	(331)	(1,309)
Impairment of upfront fees to a customer (2)				(42)	(42)
Consolidated net sales	$2,975	$3,251	$3,391	$3,501	$13,118

Net income of reportable segments	$436	$552	$598	$616	$2,202
Net income of Hemlock and Emerging Growth Businesses	17	3	12	10	42
Unallocated amounts (3)	(228)	(433)	(705)	(286)	(1,652)
Net income (loss)	$225	$122	$(95)	$340	$592

	2023
	Q1	Q2	Q3	Q4	Total
Net sales of reportable segments	$3,010	$3,137	$3,164	$2,950	$12,261
Net sales of Hemlock and Emerging Growth Businesses	357	345	295	322	1,319
Impact of constant currency reporting (1)	(189)	(239)	(286)	(278)	(992)
Consolidated net sales	$3,178	$3,243	$3,173	$2,994	$12,588

Net income of reportable segments	$428	$481	$493	$460	$1,862
Net income of Hemlock and Emerging Growth Businesses	37	44	16	14	111
Unallocated amounts (3)	(274)	(222)	(327)	(502)	(1,325)
Net income (loss)	$191	$303	$182	$(28)	$648

(1)	This amount primarily represents the impact of foreign currency adjustments in the Display segment.
(2)	Amount represents non-cash charges to write-down upfront payments made to a customer.
(3)
Unallocated amounts have been combined into one number in this Exhibit. For reconciliation of all items, refer to Corning’s previously filed quarterly reports on Form 10-Q and annual report on Form 10-K.

The following table presents a reconciliation of total assets of reportable segments to consolidated total assets (in millions):

	December 31,
	2024	2023
Total assets of reportable segments	$15,757	$16,878
Total assets of Hemlock and Emerging Growth Businesses	1,869	1,700
Unallocated amounts (1)	10,109	9,922
Total assets	$27,735	$28,500

(1)	Unallocated amounts have been combined into one number in this Exhibit. For reconciliation of all items, refer to Corning’s previously filed annual report on Form 10-K.